UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 21, 2003
                                                         -----------------

                                NCRIC Group, Inc.
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)

    District of Columbia                 0-25505                 52-2134774
-----------------------------     ---------------------     --------------------
(State or Other Jurisdiction)     (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1115 30th Street, N.W., Washington, D.C.                    20007
----------------------------------------                    -----
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (202) 969-1866
                                                     --------------



                                 Not Applicable
                                 ---------------
          (Former name or former address, if changed since last report)




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Item 5.     Other Events

     On February 21, 2003, NCRIC Group, Inc. issued a press release relating to its fourth quarter and year-end earnings. The press release is filed as Exhibit
99.1 to this report.

Item 7.     Financial Statements, Pro Forma Financial Information, and Exhibits

            The following Exhibit is filed as part of this report:


            99.1     Press Release of NCRIC Group, Inc. dated February 21, 2003


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               NCRIC GROUP, INC.



DATE: February 24, 2003     By: /s/ Rebecca B. Crunk
                               --------------------------------------------
                               Rebecca B. Crunk
                               Senior Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX

     Exhibit No.                   Description
     -----------                   -----------

     99.1             Press Release of NCRIC Group, Inc. dated February 21, 2003